SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

XCPCNL Business Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-127915	98-0464272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4182 Clemmons Rd, Suite 289, Clemmons, NC (Address of Principal Executive Offices)	27012 (Zip Code)

Registrant's telephone number, including area code: (212) 433-2728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD

(a) On April 14th, the buyback of $120,000 of convertible notes was finalized, leaving no dilutive conversions

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

(a) On April 18th, 2023 XCPCNL is officially closing the company’s Regulation A offering. The company’s securities attorney will be preparing and will be filing a Form 1Z to signal the end of the offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2023

XCPCNL Business Services Corporation

By: /s/ Timothy Matthews

Timothy Matthews

Chief Executive Officer

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